UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 27, 2007

Dhanoa Minerals Ltd.
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(Exact name of registrant as specified in its charter)

Nevada	333-129864	98-0470528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Martin Grove Road, Toronto, Ontario, Canada M9W 4X4
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(Address of principal executive offices) (Zip Code)

1-416-838-4348
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Registrant's telephone number, including area code

N/A
______________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Change in Registrant’s Certifying Accountant

Webb & Co., P.A., the previous independent registered public accounting firm of Dhanoa Minerals Ltd. (the "Company") for the fiscal years ended September 30, 2006 and 2005, was terminated on March 22, 2007, from further audit services to the Company. The Board of Directors of the Company dismissed Webb & Co., P.A. for the reason that Webb & Co., P.A. was unable to provide auditing services for the Company’s Ecuadorian subsidiary, Promenasa, S.A.

During the fiscal years ended September 30, 2006 and 2005, the financial statements of the Company did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to any uncertainty, audit scope, or accounting principles. Except for a “Going Concern” disclaimer issued by Webb in connection with the audit of the Company’s financial statements for each of the two prior fiscal years ended September 30, 2006 and 2005, respectively, the reports of Webb on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

For the two fiscal years ended September 30, 2006, and the subsequent interim period through March 22, 2007, there were no disagreements between the Company and Webb & Co., P.A. on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or practices which if not resolved to the satisfaction of Webb & Co., P.A. would have caused Webb & Co., P.A. to make reference to the subject matter of the disagreement in connection with its reports.

On March 27, 2007, the Company executed an engagement with Murrell, Hall, McIntosh & Co., PLLP., located at 2601 NW Expressway, Suite 700 East, Oklahoma City, OK 73112, to audit the consolidated financial statements of the Company for its fiscal year ending September 30, 2007, and the related statements of income, stockholders' equity, and cash flows for the year then ending. During the two most recent fiscal years or any subsequent interim period, the new independent registered public accounting firm had not previously been engaged as either the principal accountant of the Company to audit its consolidated financial statements or of any significant subsidiary, nor has the Company consulted with the firm regarding any accounting issue, auditing or financial reporting issue regarding such consolidated financial statements or any reportable event prior to March 27, 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements

(b) Exhibits

16. Accountant’s letter from Webb & Company regarding change in registered pubic accounting firm.

16.1 Letter to Webb & Co., P.A. dated March 22, 2007, terminating them as certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 12, 2007	Dhanoa Minerals Ltd.

	By:	/s/ Paul Roberts
Paul Roberts Chief Executive Officer and President